Exhibit 10.2

EXECUTION VERSION

REGISTRATION RIGHTS AGREEMENT

THIS REGISTRATION RIGHTS AGREEMENT (this “Agreement”) is made and entered into as of December 20, 2010 by and among Colony Financial, Inc., a Maryland corporation (the “Company”), and the investors set forth on the signature page hereto (the “Investors”).

WHEREAS, the Investors have, pursuant to the terms of the Securities Purchase Agreement dated as of December 20, 2010 by and among the Company and each of the Investors (the “Securities Purchase Agreement”), agreed to purchase shares of common stock, par value $0.01 per share, of the Company (the “Common Stock”), in the amounts and for the consideration set forth in the Securities Purchase Agreement;

WHEREAS, the Common Stock was issued to the Investors in a transaction exempt from the registration requirements of the Securities Act of 1933, as amended (the “Securities Act”), and the shares of Common Stock are “restricted securities” as that term is defined in Rule 144 promulgated under the Securities Act; and

WHEREAS, the Company and the Investors desire to define the registration rights of the Investors on the terms and subject to the conditions herein set forth.

NOW, THEREFORE, the parties hereto, in consideration of the foregoing, the mutual covenants and agreements hereinafter set forth, and other good and valuable consideration, the receipt and sufficiency of which are acknowledged, hereby agree as follows:

SECTION 1. REGISTRATION RIGHTS

1.1 Registration Statement.

(a) The Company shall use its reasonable best efforts to file with the U.S. Securities and Exchange Commission (the “SEC”), within 90 days following the Closing Date (as defined in the Securities Purchase Agreement), a registration statement (the “Registration Statement”) covering the registration of a secondary resale offering of all Registrable Securities (as defined below) pursuant to Rule 415 under the Securities Act and or any similar rule that may be adopted by the SEC. The Registration Statement shall be on Form S-3, unless the Company is not then eligible to file a registration statement on Form S-3 under the Securities Act, in which case such registration statement shall be on Form S-11 or other appropriate form under the Securities Act which the Company is then eligible to file.

(b) The Company agrees (subject to Section 1.3 hereof) to use commercially reasonable efforts to cause the Registration Statement to be declared effective by the SEC as soon as practicable after the filing thereof. Subject to Section 1.3 hereof, the Company agrees to use commercially reasonable efforts to keep the Registration Statement continuously effective (including the preparation and filing of any amendments and supplements necessary for that purpose) under the Securities Act for a period that will terminate upon the earlier of (i) the date on which all Registrable Securities covered by the Registration Statement have been sold and (ii)

(Signature Page to Registration Rights Agreement)

the date on which all of the Registrable Securities covered by the Registration Statement may be sold without restriction or limitation pursuant to Rule 144 and without the requirement to be in compliance with Rule 144(c)(1) (or any successor thereto) under the Securities Act (the “Effectiveness Period”).

(c) As used in this Agreement, “Registrable Securities” refer to any shares of Common Stock issued to an Investor pursuant to the Securities Purchase Agreement (including, without limitation, Common Stock issued to an Investor pursuant to the “Anti-Dilution Purchase Price Adjustment” or the “Registration Statement Purchase Price Adjustment,” in each case as defined in the Securities Purchase Agreement) or issued to an Investor with respect to the such shares of Common Stock by way of stock dividend or stock split or in connection with a combination of stock, recapitalization, merger, consolidation or other reorganization or otherwise and any shares of voting common stock issuable upon conversion, exercise or exchange thereof.

1.2 Black-Out Period.

(a) Each Investor hereby agrees that it shall not, to the extent requested by the Company or an underwriter of securities of the Company, directly or indirectly sell, offer to sell (including without limitation any short sale), grant any option or otherwise transfer or dispose of any Registrable Securities (other than to donees or affiliates of such Investor who agree to be similarly bound) within ten (10) days prior to and for up to sixty (60) days, in the event of any subsequent offering, following the effective date of a registration statement of the Company filed under the Securities Act or the date of an underwriting agreement with respect to an underwritten public offering of the Company’s securities (the “Black-Out Period”); provided, however, that:

(i) all executive officers and directors of the Company then holding Common Shares shall enter into similar agreements; and

(ii) Investor shall be allowed any concession or proportionate release allowed to any officer or director of the Company that entered into similar agreements.

(b) In order to enforce the foregoing covenant, the Company shall have the right to place restrictive legends on the certificates representing the Registrable Securities subject to this Section 1.2 and to impose stop transfer instructions with respect to the Registrable Securities. If requested by the Company, the Investors shall execute a separate agreement with respect to the foregoing covenant in this Section 1.2.

1.3 Suspension of Offering.

(a) The Company shall have the right, but not the obligation, to postpone the filing of the Registration Statement or to suspend the use of the Registration Statement following the effectiveness of the Registration Statement (and the filings with any international, federal or state securities commissions), if a Suspension Event (as defined below) occurs. If the Company elects to suspend the effectiveness and/or use of the Registration Statement following the occurrence of a Suspension Event, the Company, by written notice, email transmission or such other means that the Company reasonably believes to be a reliable means of communication (a

“Suspension Notice”), shall notify the Investors, that the effectiveness of the Registration Statement has been suspended and shall direct the Investors to suspend sales of the Registrable Securities pursuant to the Registration Statement until the Suspension Event has ended. A Suspension Event shall be deemed to have occurred if: (i) the Company is actively pursuing an underwritten primary offering of equity securities; (ii) the Company in good faith determined that (A) the offer or sale of any Registrable Securities would materially impede, delay or interfere with any proposed financing, offer or sale of securities, acquisition, corporate reorganization or other significant transaction involving the Company; (B) after the advice of counsel, sale of Registrable Securities pursuant to the Registration Statement would require disclosure of non-public material information not otherwise required to be disclosed under applicable law; and (C)(x) the Company has a bona fide business purposes for preserving the confidentiality of such transaction, (y) disclosure would have a material adverse effect on the Company or the Company’s ability to consummate such transaction, or (z) disclosure would render the Company unable to comply with SEC requirements, in each case under circumstances that would make it impractical or inadvisable to cause the Registration Statement (or such filings) to become effective or to promptly amend or supplement the Registration Statement on a post-effective basis, as applicable; or (iii) the Company shall have determined in good faith, after the advice of counsel, that it is required by law, rule or regulation or that it is in the best interests of the Company to supplement the Registration Statement or file a post-effective amendment to the Registration Statement in order to incorporate information into the Registration Statement for the purpose of (1) including in the Registration Statement any prospectus required under Section 10(a)(3) of the Securities Act; (2) reflecting in the prospectus included in the Registration Statement any facts or events arising after the effective date of the Registration Statement (or of the most-recent post-effective amendment) that, individually or in the aggregate, represents a fundamental change in the information set forth therein; or (3) including in the prospectus included in the Registration Statement any material information with respect to the plan of distribution not disclosed in the Registration Statement or any material change to such information. Upon the occurrence of any Suspension Event, the Company shall use its commercially reasonable efforts to cause the Registration Statement to become effective or to promptly amend or supplement the Registration Statement or to take such action as is necessary to make resumed use of the Registration Statement compatible with the Company’s best interests, as applicable, so as to permit the Investors to resume sales of the Registrable Securities as soon as practicable. In no event shall the Company be permitted to suspend the use of a Registration Statement for more than thirty (30) consecutive days or for more than 75 days in any 12 month period, except as a result of a refusal by the SEC to declare any post-effective amendment to the Registration Statement effective after the Company has used all commercially reasonable efforts to cause such post-effective amendment to be declared effective, in which case the Company shall terminate the suspension of the use of the Registration Statement immediately following the effective date of the post-effective amendment.

(b) In the case of an event that the Company gives a Suspension Notice to the Investors to suspend sales of the Registrable Securities following a Suspension Event, the Investors shall not effect any sales of the Registrable Securities pursuant to such Registration Statement (or such filings) at any time after it has received a Suspension Notice from the Company and prior to receipt of an End of Suspension Notice (as defined below). If so directed by the Company, each Investor will deliver to the Company (at the expense of the Company) all copies other than permanent file copies then in such Investor’s possession of the Prospectus covering the Registrable Securities (the “Prospectus”) at the time of receipt of the Suspension Notice. The Investors may recommence effecting sales of the Registrable Securities pursuant to the Registration Statement (or such filings) upon the delivery by the Company of notice that the Suspension Event or its potential effects are no longer continuing (an “End of Suspension Notice”), which End of Suspension Notice shall be given by the Company to the Investors in the same manner as the Suspension Notice promptly following the conclusion of any Suspension Event and its effect.

(c) If all reports required to be filed by the Company pursuant to the Securities Exchange Act of 1934, as amended (the “Exchange Act”), have not been filed by the required date taking into account any permissible extension, upon written notice thereof by the Company to the Investors, the rights of the Investors to offer, sell or distribute any Registrable Securities pursuant to any Registration Statement or to require the Company to take action with respect to the registration or sale of any Registrable Securities pursuant to any Registration Statement shall be suspended until the date on which the Company has filed such reports, and the Company shall notify the Investors in writing as promptly as practicable when such suspension is no longer required.

1.4 Qualification. The Company shall use commercially reasonable efforts to register or qualify the Registrable Securities to be covered by a Registration Statement by the time such Registration Statement is declared effective by the SEC under all applicable state securities or “blue sky” laws of such jurisdictions as any Investor may reasonably request in writing, and shall use commercially reasonable efforts to keep each such registration or qualification effective during the period such Registration Statement is required to be kept effective pursuant to this Agreement or during the period offers or sales are being made by the Investors, whichever is shorter, and to do any and all other similar acts and things which may be reasonably necessary or advisable to enable the Investors to consummate the disposition of such Registrable Securities in each such jurisdiction; provided, however, that the Company shall not be required to (i) qualify generally to do business in any jurisdiction or to register as a broker or dealer in such jurisdiction where it would not otherwise be required to qualify but for this Agreement, (ii) take any action that would cause it to become subject to any taxation in any jurisdiction where it would not otherwise be subject to such taxation or (iii) take any action that would subject it to the general service of process in any jurisdiction where it is not then so subject.

1.5 Piggyback Registration.

(a) If, at any time and during the Effectiveness Period, the Registration Statement is not effective and the Company proposes to file a registration statement under the Securities Act with respect to an offering of equity securities by the Company for its own account or for any of the other security holders of the Company for their account, then the Company shall (i) give written notice of such proposed filing and/or offering to all Investors as soon as practicable but in no event less than ten (10) business days prior to the anticipated filing date of the registration statement, which notice shall describe the amount and type of securities to be included in such offering, the intended method(s) of distribution, and the name of the proposed managing underwriter(s), if any, of the offering, and (ii) offer to the Investors in such notice the opportunity to register the sale of such number of Registrable Securities as such Investors may request in writing within five (5) business days following receipt of such notice (a “Piggy-Back Registration”). If at any time after giving written notice of its intention to register any securities and prior to the effective date of the registration statement filed in connection with such registration, the Company shall determine for any reason not to register or to delay registration of such securities, the Company may, at its election, give written notice of such determination to each Investor and, (x) in the case of a determination not to register, shall be relieved of its obligation to register any Registrable Securities in connection with such registration, and (y) in the case of a determination to delay registering, shall be permitted to delay registering any Registrable Securities for the same period as the delay in registering such other securities. The Company shall cause all of the Registrable Securities requested to be included in a non-underwritten registration in such registration, and shall use its reasonable best efforts to cause the managing underwriter(s) of a proposed underwritten offering to permit the Registrable Securities requested to be included in a Piggy-Back Registration on the same terms and conditions as any similar securities of the Company included therein and to permit the sale or other disposition of such Registrable Securities in accordance with the intended method(s) of distribution thereof. All Investors proposing to distribute their securities through a Piggy-Back Registration that involves an underwriter(s) shall (i) enter into an underwriting agreement in reasonable and customary form with the underwriter(s) selected by the Company for such Piggy-Back Registration and (ii) complete and execute all lock-up agreements, questionnaires, powers-of-attorney, indemnities, opinions and other documents reasonably required under the terms of such underwriting agreement.

(b) If the underwriter(s) for a Piggy-Back Registration that is to be an underwritten offering advises the Company and the Investors that in their opinion the dollar amount or number of shares of common stock or other securities that the Company desires to sell, taken together with shares of common stock or other securities, if any, as to which registration has been demanded pursuant to written contractual arrangements with persons other than the Investors, the Registrable Securities as to which registration has been requested under this Section 1.5, and the shares of common stock or other securities, if any, as to which registration has been requested pursuant to the written contractual piggy-back registration rights of other stockholders of the Company, exceeds the maximum dollar amount or maximum number of securities that can be sold in such offering without adversely affecting the proposed offering price, the timing, the distribution method, or the probability of success of such offering (such maximum dollar amount or maximum number of securities, as applicable, the “Maximum Threshold”), then the Company shall include in any such registration:

(x) if the registration is undertaken for the Company’s account: (i) first, the shares of common stock or other securities that the Company desires to sell that can be sold without exceeding the Maximum Threshold; (ii) second, to the extent that the Maximum Threshold has not been reached under the foregoing clause (i), the shares of common stock or other securities for the account of the persons party to that certain Registration Rights Agreement, dated as of September 29, 2010, among the Company, Colony Financial Manager, LLC and other purchasers party thereto (the “Existing Investors”) and that can be sold without exceeding the Maximum Threshold; (iii) third, to the extent that the Maximum Threshold has not been reached under the foregoing clauses (i) and (ii), the Registrable Securities as to which registration has been requested pursuant to the terms hereof pro rata in accordance with the number of Registrable Securities which such Investors have requested be included in such underwritten offering, regardless of the number of Registrable Securities or other securities held by each such person (such proportion is referred to herein as “Pro Rata Adjusted”) that can be sold without exceeding the Maximum Threshold; and (iv) fourth, to the extent that the Maximum Threshold has not been reached under the foregoing clauses (i), (ii) and (iii), the shares of common stock or other securities for the account of other persons that the Company is obligated to register pursuant to written contractual piggy-back registration rights (entered into after the date hereof) with such persons and that can be sold without exceeding the Maximum Threshold; and

(y) if the registration is a “demand” registration undertaken at the demand of Persons other than holders of Registrable Securities hereunder, (i) first, the shares of common stock or other securities for the account of such demanding persons that can be sold without exceeding the Maximum Threshold; (ii) second, to the extent that the Maximum Threshold has not been reached under the foregoing clause (i), the shares of common stock or other securities that the Company desires to sell that can be sold without exceeding the Maximum Threshold; (iii) third, to the extent that the Maximum Threshold has not been reached under the foregoing clauses (i) and (ii) and the registration undertaken is at the demand of persons other than the Existing Investors, the shares of common stock or other securities for the account of the Existing Investors and that can be sold without exceeding the Maximum Threshold, (iv) fourth, the Registrable Securities as to which registration has been requested pursuant to the terms hereof, Pro Rata Adjusted, that can be sold without exceeding the Maximum Threshold; and (v) fifth, to the extent that the Maximum Threshold has not been reached under the foregoing clauses (i), (ii), (iii) and (iv), the shares of common stock or other securities, if any, for the account of other persons that the Company is obligated to register pursuant to written contractual piggy-back registration rights with such persons that can be sold without exceeding the Maximum Threshold.

(c) Any Investors may elect to withdraw such Investor’s request for inclusion of Registrable Securities in any Piggy-Back Registration by giving written notice to the Company of such request to withdraw prior to the effectiveness of the registration statement. The Company (whether on its own determination or as the result of a withdrawal by persons making a demand pursuant to written contractual obligations) may withdraw a registration statement for a Piggey-Back Registration at any time prior to the effectiveness of the registration statement without thereby incurring any liability to the Investors.

1.6 Obligations of the Company. In connection with the registration of Registrable Securities under the Securities Act pursuant to Section 1.1 and Section 1.5, subject to Section 1.3 hereof, the Company shall:

(a) prepare and file with the SEC such amendments (including post-effective amendments) and supplements as to the Registration Statement and the Prospectus used in connection therewith as may be necessary (i) to keep such Registration Statement effective (subject to Sections 1.1(b) and 1.5(c)) and (ii) to comply with the provisions of the Securities Act with respect to the disposition of the Registrable Securities covered by such Registration Statement, in each case for such time as is contemplated in Section 1.1;

(b) furnish, without charge, to the Investors such number of copies of the Registration Statement, each amendment and supplement thereto (in each case including all exhibits, but excluding any documents to be incorporated by reference therein that are publicly available on the SEC’s Electronic Data Gathering, Analysis and Retrieval system (“EDGAR”)), and the Prospectus included in such Registration Statement (including each preliminary Prospectus) in conformity with the requirements of the Securities Act as the Investors may reasonably request in order to facilitate the public sale or other disposition of the Registrable Securities owned by the Investors;

(c) as promptly as reasonably practicable notify the Investors: (i) when the Registration Statement, any pre-effective amendment, the Prospectus or any prospectus supplement related thereto or post-effective amendment to the Registration Statement has been filed, and, with respect to the Registration Statement or any post-effective amendment, when the same has become effective, (ii) of the issuance by the SEC of any stop order suspending the effectiveness of the Registration Statement or the initiation or threat of any proceedings for that purpose, and (iii) of the receipt by the Company of any notification with respect to the suspension of the qualification of any Registrable Securities for sale under the securities or “blue sky” laws of any jurisdiction or the initiation of any proceeding for such purpose;

(d) use commercially reasonable efforts to prevent the issuance of any order suspending the effectiveness of a Registration Statement, and, if any such order suspending the effectiveness of a Registration Statement is issued, shall use commercially reasonable efforts to obtain the withdrawal of such order at the earliest possible moment;

(e) following filing of the Registration Statement and thereafter until the sooner of completion, abandonment or termination of the offering or sale contemplated thereby and the expiration of the period during which the Company is required to maintain the effectiveness of the related Registration Statement, as promptly as reasonably practicable notify the Investors: (i) of the existence of any fact of which the Company is aware or the happening of any event which has resulted in (A) the Registration Statement, as then in effect, containing an untrue statement of a material fact or omitting to state a material fact required to be stated therein or necessary to make any statements therein not misleading or (B) the Prospectus included in such Registration Statement containing an untrue statement of a material fact or omitting to state a material fact required to be stated therein or necessary to make any statements therein, in the light of the circumstances under which they were made, not misleading, and (ii) of the Company’s reasonable determination that a post-effective amendment to the Registration Statement would be appropriate or that there exist circumstances not yet disclosed to the public which make further sales under such Registration Statement inadvisable pending such disclosure and post-effective amendment; and, if the notification relates to any event described in either of clauses (i) or (ii) of this Section 1.6(e), subject to Section 1.3 above, at the request of the Investors, the Company shall prepare and, to the extent the exemption from the prospectus delivery requirements in Rule 172 under the Securities Act is not available, furnish to the Investors a reasonable number of copies of a supplement or post-effective amendment to such Registration Statement or related Prospectus or file any other required document so that (1) such Registration Statement shall not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading and (2) as thereafter delivered to the purchasers of the Registrable Securities being sold thereunder, such Prospectus shall not include an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading;

(f) use commercially reasonable efforts to cause all such Registrable Securities to be listed on the national securities exchange on which the Company’s common shares are then listed, if the listing of Registrable Securities is then permitted under the rules of such national securities exchange; and

(g) if requested by any Investor participating in the offering of Registrable Securities, incorporate in a prospectus supplement or post-effective amendment such information concerning the Investor or the intended method of distribution as the Investor reasonably requests to be included therein and is reasonably necessary to permit the sale of the Registrable Securities pursuant to the Registration Statement, including, without limitation, information with respect to the number of Registrable Securities being sold, the purchase price being paid therefor and any other material terms of the offering of the Registrable Securities to be sold in such offering; provided, however, that the Company shall not be obligated to include in any such prospectus supplement or post-effective amendment any requested information that is not required by the rules of the SEC and is unreasonable in scope compared with the Company’s most recent prospectus or prospectus supplement used in connection with a primary or secondary offering of equity securities by the Company.

1.7 Obligations of the Investor. In connection with any Registration Statement utilized by the Company to satisfy the Registration Rights pursuant to this Section 1, each Investor agrees to cooperate with the Company in connection with the preparation of the Registration Statement, and each Investor agrees that it will (i) respond within ten (10) Business Days to any written request by the Company to provide or verify information regarding the Investor or the Investor’s Registrable Securities (including the proposed manner of sale) that may be required to be included in such Registration Statement and related Prospectus pursuant to the rules and regulations of the SEC, and (ii) provide in a timely manner information regarding the proposed distribution by the Investor of the Registrable Securities and such other information as may be requested by the Company from time to time in connection with the preparation of and for inclusion in the Registration Statement and related Prospectus. As used in this Agreement, a “Business Day” is any Monday, Tuesday, Wednesday, Thursday or Friday other than a day on which banks and other financial institutions are authorized or required to be closed for business in the State of New York.

1.8 Late Registration. The parties hereto acknowledge that if the Registration Statement has not been declared effective by the SEC within 270 days of the Closing Date (as defined in the Securities Purchase Agreement), then the Investors shall be entitled to the Registration Statement Purchase Price Adjustment set forth in Section 2.5 of the Securities Purchase Agreement, subject to the limitations set forth in Sections 2.5 and 2.6 of the Securities Purchase Agreement. For the avoidance of doubt, this Section 1.8 is solely an acknowledgment and does not confer on the Investors any additional rights or remedies hereunder or under the Securities Purchase Agreement.

SECTION 2. INDEMNIFICATION; CONTRIBUTION

2.1 Indemnification by the Company. The Company agrees to indemnify and hold harmless each Investor and each person, if any, who controls any Investor within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act, and any of their partners, members, officers, directors, employees or representatives, as follows:

(i) against any and all loss, liability, claim, damage, judgment and expense whatsoever, as incurred, arising out of or based upon any untrue statement or alleged untrue statement of a material fact contained in the Registration Statement (or any amendment thereto) pursuant to which the Registrable Securities were registered under the Securities Act, including all documents incorporated therein by reference, or the omission or alleged omission therefrom of a material fact required to be stated therein or necessary to make the statements therein not misleading or arising out of or based upon any untrue statement or alleged untrue statement of a material fact contained in any Prospectus (or any amendment or supplement thereto), including all documents incorporated therein by reference, or the omission or alleged omission therefrom of a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading;

(ii) against any and all loss, liability, claim, damage, judgment and expense whatsoever, as incurred, to the extent of the aggregate amount paid in settlement of any litigation, or investigation or proceeding by any governmental agency or body, commenced or threatened, or of any claim whatsoever based upon any such untrue statement or omission, or any such alleged untrue statement or omission, if such settlement is effected with the written consent of the Company; and

(iii) against any and all expense whatsoever, as incurred (including reasonable fees and disbursements of counsel), reasonably incurred in investigating, preparing or defending against any litigation, or investigation or proceeding by any governmental agency or body, commenced or threatened, in each case whether or not a party, or any claim whatsoever based upon any such untrue statement or omission, or any such alleged untrue statement or omission, to the extent that any such expense is not paid under subparagraph (i) or (ii) above;

provided, however, that the indemnity provided pursuant to this Section 2.1 does not apply to any Investor with respect to any loss, liability, claim, damage, judgment or expense to the extent arising out of (A) any untrue statement or omission or alleged untrue statement or omission made in reliance upon and in conformity with information furnished to the Company by such Investor through an instrument duly executed, or otherwise through a communication transmitted, by such Investor specifically stating that it is for use in the preparation of such Registration Statement (or any amendment thereto) or the Prospectus (or any amendment or supplement thereto); or (B) any Investor’s failure to deliver an amended or supplemental Prospectus furnished to such Investor by the Company, if such loss, liability, claim, damage, judgment or expense would not have arisen had such delivery occurred.

2.2 Indemnification by Investor.

(a) Each Investor (and each permitted assignee of such Investor, on a several basis) severally and not jointly agrees to indemnify and hold harmless the Company, and each of its directors and officers (including each director and officer of the Company who signed a Registration Statement), and each person, if any, who controls the Company within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act, as follows:

(i) against any and all loss, liability, claim, damage, judgment and expense whatsoever, as incurred, arising out of or based upon any untrue statement or alleged untrue statement of a material fact contained in the Registration Statement (or any amendment thereto) pursuant to which the Registrable Securities of such Investor were registered under the Securities Act, including all documents incorporated therein by reference, or the omission or alleged omission therefrom of a material fact required to be stated therein or necessary to make the statements therein not misleading or arising out of or based upon any untrue statement or alleged untrue statement of a material fact contained in any Prospectus (or any amendment or supplement thereto), including all documents incorporated therein by reference, or the omission or alleged omission therefrom of a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading;

(ii) against any and all loss, liability, claim, damage, judgment and expense whatsoever, as incurred, to the extent of the aggregate amount paid in settlement of any litigation, or investigation or proceeding by any governmental agency or body, commenced or threatened, or of any claim whatsoever based upon any such untrue statement or omission, or any such alleged untrue statement or omission, if such settlement is effected with the written consent of such Investor; and

(iii) against any and all expense whatsoever, as incurred (including reasonable fees and disbursements of counsel), reasonably incurred in investigating, preparing or defending against any litigation, or investigation or proceeding by any governmental agency or body, commenced or threatened, in each case whether or not a party, or any claim whatsoever based upon any such untrue statement or omission, or any such alleged untrue statement or omission, to the extent that any such expense is not paid under subparagraph (i) or (ii) above;

provided, however, that the indemnity provided pursuant to this Section 2.2 shall only apply with respect to any loss, liability, claim, damage, judgment or expense to the extent arising out of (A) any untrue statement or omission or alleged untrue statement or omission made in reliance upon and in conformity with written information furnished to the Company by such Investor through an instrument duly executed, or otherwise through a communication transmitted, by such Investor specifically stating that it is for use in the preparation of such Registration Statement (or any amendment thereto) or the Prospectus (or any amendment or supplement thereto); or (B) any

Investor’s failure to deliver an amended or supplemental Prospectus furnished to such Investor by the Company, if such loss, liability, claim, damage, judgment or expense would not have arisen had such delivery occurred.

(b) In no event shall the amounts paid or payable by any Investor, in respect of the obligations of such Investors under this Section 2.2, exceed an amount equal to the gross proceeds received by such Investor from sales of Registrable Securities pursuant to the registration statement(s) referred to in Sections 1.1 and 1.5 hereof.

2.3 Conduct of Indemnification Proceedings. An indemnified party hereunder shall give reasonably prompt notice to the indemnifying party of any action or proceeding commenced against it in respect of which indemnity may be sought hereunder, but failure to so notify the indemnifying party (i) shall not relieve it from any liability which it may have under the indemnity agreement provided in Sections 2.1 or 2.2 above, unless and only to the extent it did not otherwise learn of such action and the lack of notice by the indemnified party results in the forfeiture by the indemnifying party of substantial rights and defenses, and (ii) shall not, in any event, relieve the indemnifying party from any obligations to any indemnified party other than the indemnification obligation provided under Sections 2.1 or 2.2 above. If the indemnifying party so elects within a reasonable time after receipt of such notice, the indemnifying party may assume the defense of such action or proceeding at such indemnifying party’s own expense with counsel chosen by the indemnifying party and approved by the indemnified party, which approval shall not be unreasonably withheld; provided, however, that the indemnifying party will not settle, compromise or consent to the entry of any judgment with respect to any such action or proceeding without the written consent of the indemnified party unless such settlement, compromise or consent secures the unconditional release of the indemnified party; and provided further, that, if the indemnified party reasonably determines that a conflict of interest exists where it is advisable for the indemnified party to be represented by separate counsel or that, upon advice of counsel, there may be legal defenses available to it which are different from or in addition to those available to the indemnifying party, then the indemnifying party shall not be entitled to assume such defense and the indemnified party shall be entitled to separate counsel at the indemnifying party’s expense. If the indemnifying party is not entitled to assume the defense of such action or proceeding as a result of the second proviso to the preceding sentence, the indemnifying party’s counsel shall be entitled to conduct the indemnifying party’s defense and counsel for the indemnified party shall be entitled to conduct the defense of the indemnified party, it being understood that both such counsel will cooperate with each other to conduct the defense of such action or proceeding as efficiently as possible. If the indemnifying party is not so entitled to assume the defense of such action or does not assume such defense, after having received the notice referred to in the first sentence of this paragraph, the indemnifying party will pay the reasonable fees and expenses of counsel for the indemnified party. In such event, however, the indemnifying party will not be liable for any settlement effected without the written consent of the indemnifying party. If an indemnifying party is entitled to assume, and assumes, the defense of such action or proceeding in accordance with this paragraph, the indemnifying party shall not be liable for any fees and expenses of counsel for the indemnified party incurred thereafter in connection with such action or proceeding.

2.4 Contribution.

(a) In order to provide for just and equitable contribution in circumstances in which the indemnity agreement provided for in Sections 2.1 and 2.2 above is for any reason held to be unenforceable by the indemnified party although applicable in accordance with its terms, the Company and the relevant Investor shall contribute to the aggregate losses, liabilities, claims, damages and expenses of the nature contemplated by such indemnity agreement incurred by the Company and the Investor, in such proportion as is appropriate to reflect the relative fault of the Company on the one hand and the Investor on the other hand, in connection with the statements or omissions which resulted in such losses, claims, damages, liabilities, or expenses. The relative fault of the indemnifying party and indemnified party shall be determined by reference to, among other things, whether the action in question, including any untrue or alleged untrue statement of a material fact or omission or alleged omission to state a material fact, has been made by, or relates to information supplied by, the indemnifying party or the indemnified party, and the parties’ relative intent, knowledge, access to information and opportunity to correct or prevent such action.

(b) The parties hereto agree that it would not be just or equitable if contribution pursuant to this Section 2.4 were determined by pro rata allocation or by any other method of allocation which does not take account of the equitable considerations referred to in the immediately preceding paragraph. Notwithstanding the provisions of this Section 2.4, an Investor shall not be required to contribute any amount in excess of the amount of the total proceeds to such Investor from sales of the Registrable Securities of such Investor under the Registration Statement that is the subject of the indemnification claim.

(c) Notwithstanding the foregoing, no person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation. For purposes of this Section 2.4, each person, if any, who controls an Investor within the meaning of Section 15 of the Securities Act shall have the same rights to contribution as the Investor, and each director of the Company, each officer of the Company who signed a Registration Statement and each person, if any, who controls the Company within the meaning of Section 15 of the Securities Act shall have the same rights to contribution as the Company.

SECTION 3. EXPENSES

The Company shall pay all expenses incident to the performance by the Company of its registration obligations under Section 1 above, including (i) SEC, stock exchange and FINRA registration and filing fees, (ii) all fees and expenses incurred in complying with securities or “blue sky” laws (including reasonable fees, charges and disbursements of counsel to any underwriter incurred in connection with “blue sky” qualifications of the Registrable Securities as may be set forth in any underwriting agreement), (iii) all printing, messenger and delivery expenses, and (iv) the fees, charges and expenses of counsel to the Company and of its independent public accountants and any other accounting fees, charges and expenses incurred by the Company (including, without limitation, any expenses arising from any “comfort” letters or any special audits incident to or required by any registration or qualification). Each Investor shall be responsible for the payment of any brokerage and sales commissions, fees and disbursements of such Investor’s counsel, accountants and other advisors (except as contemplated by the preceding sentence), and any transfer taxes relating to the sale or disposition of the Registrable Securities by such Investor pursuant to this Agreement.

SECTION 4. RULE 144 COMPLIANCE

The Company covenants that it will use its commercially reasonable efforts to timely file the reports required to be filed by the Company under the Securities Act and the Exchange Act so as to enable the Investors to sell the Registrable Securities pursuant to Rule 144 under the Securities Act. In connection with any sale, transfer or other disposition by an Investor of any Registrable Securities pursuant to Rule 144 under the Securities Act, the Company shall cooperate with the Investor to facilitate the timely preparation and delivery of certificates representing the Registrable Securities to be sold and not bearing any Securities Act legend, and enable certificates for such Registrable Securities to be for such number of shares and registered in such names as such Investor may reasonably request at least five (5) Business Days prior to any sale of Registrable Securities hereunder.

SECTION 5. MISCELLANEOUS

5.1 Termination of the Company’s Obligations. The Company shall have no further obligations pursuant to this Agreement at such time as no Registrable Securities are outstanding or the date on which all of the Registrable Securities covered by the Registration Statement may be sold without restriction or limitation pursuant to Rule 144 and without the requirement to be in compliance with Rule 144(c)(1) (or any successor thereto) under the Securities Act; provided that the Company’s obligations under Sections 2, 4 and this Section 5 shall remain in full force and effect following such time.

5.2 Integration; Amendment. This Agreement and the Securities Purchase Agreement constitute the entire agreement among the parties hereto with respect to the matters set forth herein and supersede and render of no force and effect all prior oral or written agreements, commitments and understandings among the parties with respect to the matters set forth herein. Except as otherwise expressly provided in this Agreement, no amendment, modification or discharge of this Agreement shall be valid or binding unless set forth in writing and duly executed by each of the parties hereto.

5.3 Waivers. No waiver by a party hereto shall be effective unless made in a written instrument duly executed by the party against whom such waiver is sought to be enforced, and only to the extent set forth in such instrument. Neither the waiver by any of the parties hereto of a breach or a default under any of the provisions of this Agreement, nor the failure of any of the parties, on one or more occasions, to enforce any of the provisions of this Agreement or to exercise any right or privilege hereunder shall thereafter be construed as a waiver of any subsequent breach or default of a similar nature, or as a waiver of any such provisions, rights or privileges hereunder.

5.4 Assignment; Successors and Assigns. This Agreement and the rights granted hereunder may not be assigned by an Investor without the written consent of the Company;

provided, however, that, except to the extent otherwise prohibited in Section 1.1, an Investor may assign its rights and obligations hereunder, without such consent, in connection with a transfer of some or all of such Investor’s Registrable Securities (i) to the extent permitted under the Securities Purchase Agreement, as applicable, and (ii) provided such transferee agrees in writing to be bound by all of the provisions hereof and the Investor provides written notice to the Company within ten (10) days of the effectiveness of such assignment. This Agreement shall inure to the benefit of and be binding upon all of the parties hereto and their respective heirs, executors, personal and legal representatives, successors and permitted assigns, including, without limitation, any successor of the Company by merger, acquisition, reorganization, recapitalization or otherwise.

5.5 Notices. All notices called for under this Agreement shall be in writing and shall be deemed duly given (a) on the date of delivery if delivered personally, (b) on the first Business Day following the date of dispatch if delivered by a nationally recognized next-day courier service, (c) on the fifth Business Day following the date of mailing if delivered by registered or certified mail, return receipt requested, postage prepaid, or (d) if sent by facsimile transmission during business hours on a Business Day, when transmitted and receipt is confirmed, or otherwise on the following Business Day. All notices hereunder shall be delivered to the parties at the addresses set forth opposite their signatures below, or to any other address or addressee as any party entitled to receive notice under this Agreement shall designate, from time to time, to others in the manner provided in this Section 5.5 for the service of notices; provided, however, that notices of a change of address shall be effective only upon receipt thereof.

5.6 Specific Performance. The parties hereto acknowledge that the obligations undertaken by them hereunder are unique and that there would be no adequate remedy at law if any party fails to perform any of its obligations hereunder, and accordingly agree that each party, in addition to any other remedy to which it may be entitled at law or in equity, shall be entitled to (i) compel specific performance of the obligations, covenants and agreements of any other party under this Agreement in accordance with the terms and conditions of this Agreement and (ii) obtain preliminary injunctive relief to secure specific performance and to prevent a breach or contemplated breach of this Agreement in any court of the United States or any State thereof having jurisdiction.

5.7 Governing Law. This Agreement, the rights and obligations of the parties hereto, and any claims or disputes relating thereto, shall be governed by and construed in accordance with the laws of the State of New York (excluding the conflict of law provisions thereof).

5.8 Headings. Section and subsection headings contained in this Agreement are inserted for convenience of reference only, shall not be deemed to be a part of this Agreement for any purpose, and shall not in any way define or affect the meaning, construction or scope of any of the provisions hereof.

5.9 Pronouns. All pronouns and any variations thereof shall be deemed to refer to the masculine, feminine, neuter, singular or plural, as the identity of the person or entity may require.

5.10 Execution in Counterparts. This Agreement may be executed in any number of counterparts, each of which shall be an original, but all of which together shall constitute one and the same agreement. This Agreement may be executed by facsimile signatures.

5.11 Severability. If fulfillment of any provision of this Agreement, at the time such fulfillment shall be due, shall transcend the limit of validity prescribed by law, then the obligation to be fulfilled shall be reduced to the limit of such validity; and if any provision of this Agreement shall be invalid, illegal or unenforceable, the validity, legality and enforceability of the remaining provisions of this Agreement shall not in any way be affected or impaired thereby.

5.12 No Third Party Beneficiaries. It is the explicit intention of the parties hereto that no person or entity other than the parties hereto is or shall be entitled to bring any action to enforce any provision of this Agreement against any of the parties hereto, other than a person entitled to indemnity under Section 2.1 and Section 2.2 of this Agreement, and the covenants, undertakings and agreements set forth in this Agreement shall be solely for the benefit of, and shall be enforceable only by, the parties hereto or their respective successors, heirs, executors, administrators, legal representatives and permitted assigns and, to the extent applicable, any person entitled to indemnity under Section 2.1 and Section 2.2 of this Agreement.

[Signatures on following page]

IN WITNESS WHEREOF, each of the undersigned has caused this Agreement to be duly executed and delivered in its name and on its behalf as of the date first written above.

Address:	THE COMPANY:

2450 Broadway, 6th Floor	COLONY FINANCIAL, INC.
Santa Monica, California
	By:	/s/ Ronald M. Sanders
	Name:	Ronald M. Sanders
	Title:	Chief Legal Officer

INVESTORS:

Address:	LUXOR CAPITAL PARTNERS, LP

1114 Avenue of the Americas, 29th Floor	By:	/s/ Norris Nissim
New York, NY 10036	Name:	Norris Nissim
	Title:	General Counsel
Luxor Capital Group, LP, Investment Manager

Mailing Address:	LUXOR CAPITAL PARTNERS OFFSHORE
MASTER FUND, LP
1114 Avenue of the Americas, 29th Floor New York, NY 10036
	By:	/s/ Norris Nissim
	Name:	Norris Nissim
Registered Address:	Title:	General Counsel Luxor Capital Group, LP, Investment Manager
c/o M&C Corporate Services Ltd. Ugland House, Grand Cayman, KY-1104 Cayman Islands

Address:	LUXOR WAVEFRONT, LP

1114 Avenue of the Americas, 29th Floor New York, NY 10036	By:	/s/ Norris Nissim
	Name:	Norris Nissim
	Title:	General Counsel
Luxor Capital Group, LP, Investment Manager

Address:	GAM EQUITY SIX INC.

1114 Avenue of the Americas, 29th Floor New York, NY 10036	By:	/s/ Norris Nissim
	Name:	Norris Nissim
	Title:	General Counsel
Registered Address:		Luxor Capital Group, LP, Investment Manager

Craigmuir Chamber, P.O. Box 71, Road Town, Tortola, British Virgin Islands

(Signature Page to Registration Rights Agreement)

Address:	CEDAR BRIDGE INSTITUTIONAL FUND, L.P.

C/o High Rise Capital Management, L.P. 535 Madison Avenue, 27th Floor New York, NY 10022
	By:	/s/ Alissa Fox
	Name:	Alissa Fox
	Title:	Chief Financial Officer

Address:	CEDAR BRIDGE REALTY FUND, L.P.

C/o High Rise Capital Management, L.P. 535 Madison Avenue, 27th Floor New York, NY 10022
	By:	/s/ Alissa Fox
	Name:	Alissa Fox
	Title:	Chief Financial Officer

(Signature Page to Registration Rights Agreement)